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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the use in this Registration Statement on Form S-1 of our report dated July 28, 2005, relating to the financial statements of Asia Automotive Acquisition Corporation, and to the reference to our Firm under the caption "Experts" in the Prospectus.








/s/ Rothstein, Kass & Company, P.C.

Roseland, New Jersey
August 22, 2005